UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2012

BioDrain Medical, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-54361	33-1007393
(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

(Address of Principal Executive Offices and Zip Code)

(651) 389-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement.

On November 6, 2012, BioDrain Medical, Inc. (the “Company”) entered into note purchase agreements with Dr. Samuel Herschkowitz, pursuant to which on the same date, the Company issued and sold convertible promissory notes in the total principal amount of $156,243 to Dr. Herschkowitz and certain of his assignees. Pursuant to the note purchase agreements, the Company issued to these parties an aggregate 1,562,430 shares of common stock in consideration of placement of the notes. The convertible notes bear interest at a rate of 20% per annum and are secured by a security interest in the Company’s accounts receivable, patents and certain patent rights and are convertible into common stock upon certain mergers or other fundamental transactions at a conversion price based on the trading price prior to the transaction. The proceeds from this financing were used to pay off approximately $155,000 in principal amount of secured indebtedness.

The foregoing summary of the note purchase agreements is not intended to be complete and is qualified in its entirety by the terms and the conditions of such agreements included as Exhibits 99.9 through 99.12 hereto, which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 is incorporated herein by reference.

In June 2012, the Company commenced a private placement of stock units and warrants, each share of stock purchased at $0.07 and each accompanying warrant to purchase shares of stock at $0.15 per share. As of the date of this report, the Company has raised $568,444 in this offering. The Company has issued to date 8,120,629 shares of common stock and warrants to purchase 8,120,629 shares in this offering.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.9 Note Purchase Agreement, dated as of November 6, 2012, between Dr. Samuel Herschkowitz and BioDrain Medical, Inc.

Exhibit 99.10 Note Purchase Agreement, dated as of November 6, 2012, between Dr. Samuel Herschkowitz and BioDrain Medical, Inc.

Exhibit 99.11 Note Purchase Agreement, dated as of November 6, 2012, between Dr. Samuel Herschkowitz and BioDrain Medical, Inc.

Exhibit 99.12 Note Purchase Agreement, dated as of November 6, 2012, between Dr. Samuel Herschkowitz and BioDrain Medical, Inc.

(1)	Filed on November 8, 2012 as exhibits to the Schedule 13D/A filed by Dr. Herschkowitz and other parties and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2012

BIODRAIN MEDICAL, INC.

By:	/s/ Josh Kornberg
Josh Kornberg
President and Chief Executive Officer

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